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                                                                    Exhibit 23.2





                CONSENT INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


New Visual Entertainment, Inc.
Los Angeles, California


We consent to the incorporation by reference to the Registration Statement on Form S-8 of our report dated
February 9, 1997 with respect to the financial statements of New Visual Entertainment, Inc. included in the Annual Report on Form 10-KSB for the year ended October 31, 1996.

                                            /s/ BDO SEIDMAN, LLP
                                                BDO SEIDMAN, LLP



April 1, 1997
Los Angeles, California